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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 14, 2022
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Leafly Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-39119	84-2266022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 South Jackson Street, Suite 531 Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)
(206) 455-9504
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	LFLY	The Nasdaq Stock Market LLC
Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LFLYW	The Nasdaq Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) Determination of 2021 Bonuses and Adjustments of Certain Previously Reported Amounts

On March 14, 2022, the Chief Executive Officer of Leafly Holdings, Inc. (the “Company”) through her authority delegated from the Board of Directors of the Company, approved the 2021 cash bonuses for the named executive officers of the Company.

The named executive officers’ other compensation for 2021 was previously reported by the Company in the Summary Compensation Table included in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2022 (the “8-K”). As of the date of the filing of the 8-K, bonuses for 2021 had not been determined and, therefore, were omitted from the Summary Compensation Table in the 8-K. The cash bonuses for named executive officers for 2021, as approved and paid in March 2022, are reflected in the table below.

In addition, certain amounts previously reported under the “Option Awards” column of the Summary Compensation Table included with the 8-K have been adjusted to correct an error in the valuation of certain market-based options granted to two of the Company’s named executive officers and to remove reference to options previously reported that, while earned and eligible for grant in the year previously reported, were not yet granted in such year. The value and presentation of these amounts, as applicable, have been revised and are shown in the table below.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Option Awards		All Other Compensation(3)	Total Compensation

Yoko Miyashita	2021	$400,024	$246,000	$981,532	(4)	$28,650	$1,656,206
Chief Executive Officer	2020	$380,023	$27,064	$36,030	(5)	$18,987	$462,104

Suresh Krishnaswamy	2021	$101,565	$50,000	$914,870	(6)	$90,251	$1,156,686
Chief Financial Officer

Kimberly Boler	2021	$90,626	$41,000	$457,433	(7)	$42,924	$631,983
General Counsel

1.Amounts reported in this column comprise total annual salaries earned during 2021 and 2020. The salary amounts for 2020 reflect the temporary reduction in base salary applicable to each of our named executive officers from March 27, 2020 until May 26, 2020, which reductions ranged from 20% to 30% of base salary.
2.Amounts reported for 2021 in this column comprise total annual bonuses earned in 2021 and paid in 2022 in cash. The amount reported for Ms. Miyashita in 2020 represents her total annual bonus earned in 2020, which she elected in 2021 to take in the form of immediately vested stock options to purchase 144,342 shares at an exercise price of $0.36. The grant date fair value of these options was $27,064, calculated in accordance with ASC Topic 718 using a Black-Scholes model with inputs of: the fair value of Leafly’s common stock on the grant date of $0.36, which was calculated using a 409A third-party valuation; no dividends; volatility of 62%; a risk-free rate of 0.8%; and an expected life of 5.0 years.
3.All Other Compensation comprises 401(k) plan matching contributions, cell phone allowance, health and welfare program premiums, and license, certification, and membership renewal fees, under programs that are available to substantially all our U.S.-based employees. In 2021, “All Other Compensation” for Ms. Miyashita includes 401(k) plan matching contributions of $14,086 and health and welfare premiums of $11,145. In 2021, “All Other Compensation” for Mr. Krishnaswamy also reflects $87,588 paid by Legacy Leafly to a consulting firm which then paid $50,960 to Mr. Krishnaswamy for consulting services he provided to Legacy Leafly in 2021 prior to his hiring. Also in 2021, “All Other Compensation” for Ms. Boler reflects a $40,000 relocation allowance provided to Ms. Boler upon her hiring.

4.This amount comprises: 1) $385,963 of grant date fair value of options to purchase 1,944,397 shares at an exercise price of $0.36 and standard time-based vesting and 2) $595,569 of grant date fair value of options to purchase 2,916,596 shares at an exercise price of $0.36 that vest based on the occurrence of certain milestones and liquidity events (the “Milestone Option” and “Liquidity Event Option”).
The grant date fair value of the standard time-based vesting options were calculated using a Black-Scholes model with inputs of: the fair value of Leafly’s common stock on the grant date of $0.36, which was calculated using a 409A third-party valuation; no dividends; volatility of 62%; a risk-free rate of 1.0%; and an expected life of 5.7 years.
The grant date fair value of the Milestone Option and Liquidity Event Option was also calculated using a Black-Scholes model with inputs of: the fair value of Leafly’s common stock on the grant date of $0.36, which was calculated using a 409A third-party valuation; no dividends; volatility of 61%; a risk-free rate of 1.1%; and an expected life of 6.3 years. The grant date fair value of half of this option was not expensed for accounting purposes in 2021 as it was not considered probable of vesting in 2021 due to ASC Topic 718 considering a liquidity event not probable until it occurs. This award was modified in November 2021 subject to shareholder approval of the Company’s previously announced mergers that were consummated on February 4, 2022, and was thus modified for accounting purposes effective in 2022.
5.This amount comprises $36,030 of incremental fair value of options that were repriced in November of 2020, as previously described in the 8-K.
6.This amount represents the grant date fair value of options granted to Mr. Krishnaswamy in connection with his hiring, including:
a.$128,381 of fair value of 100,000 shares with an exercise price of $2.71 and market capitalization vesting triggers, which were valued using a Monte-Carlo simulation model;
b.$307,903 of fair value of 200,000 shares with an exercise price of $2.71 and revenue vesting triggers, which were valued using a Black-Scholes model; and
c.$478,586 of fair value of 310,868 shares with an exercise price of $2.71 and standard time-based vesting, which were valued using a Black-Scholes model.
The grant date fair values of the options were calculated in accordance with ASC Topic 718. The inputs to each model were the same except for the volatility, life and risk-free interest rate of the award; the shared inputs were the fair value of Legacy Leafly’s common stock on the grant date of $2.71, which was calculated using a 409A third-party valuation, and no dividends, while the differing inputs were volatility of 68% for the 100,000 shares, 61% for the 200,000 shares, and 61% for the 310,868 shares; a risk-free rate of 1.0% for the 100,000 shares, 2.0% for the 200,000 shares, and 2.0% for the 310,868 shares; and an expected life of 6.1 years for the 100,000 shares, 5.9 years for the 200,000 shares, and 5.9 years for the 310,868 shares.
7.This amount represents the grant date fair value of options granted to Ms. Boler in connection with her hiring, including:
a.$64,191 of fair value of 50,000 shares with an exercise price of $2.71 and market capitalization vesting triggers, which were valued using a Monte-Carlo simulation model;
b.$153,951 of fair value of 100,000 shares with an exercise price of $2.71 and revenue vesting triggers, which were valued using a Black-Scholes model; and
c.$239,291 of fair value of 155,433 shares with an exercise price of $2.71 and standard time-based vesting, which were valued using a Black-Scholes model.
The grant date fair values of the options were calculated in accordance with ASC Topic 718. The inputs to each model were the same except for the volatility, life and risk-free rate of the award; the shared inputs were the fair value of Legacy Leafly’s common stock on the grant date of $2.71, which was calculated using a 409A third-party valuation, and no dividends, while the differing inputs were volatility of 68% for the 50,000 shares, 61% for the 100,000 shares, and 61% for the 155,433 shares; a risk-free rate of 1.0% for the 50,000 shares, 2.0% for the 100,000 shares, and 2.0% for the 155,433 shares; and an expected life of 6.1 years for the 50,000 shares, 5.9 years for the 100,000 shares, and 5.9 years for the 155,433 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2022

LEAFLY HOLDINGS, INC.

By:    /s/ Yoko Miyashita
Yoko Miyashita
Chief Executive Officer